OPPENHEIMER REVENUE WEIGHTED ETF TRUST

OPPENHEIMER LARGE CAP REVENUE ETF

OPPENHEIMER MID CAP REVENUE ETF

OPPENHEIMER SMALL Cap REVENUE ETF

OPPENHEIMER FINANCIALS SECTOR REVENUE ETF

OPPENHEIMER ULTRA DIVIDEND REVENUE etf

Supplement dated February 15, 2017 to the

Prospectus and Statement of Additional Information, each dated October 28, 2016

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced funds (the “Funds”), series of Oppenheimer Revenue Weighted ETF Trust, each dated October 28, 2016, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus and/or SAI.

The Prospectus is revised as follows:

1.     The paragraph under each of the sections titled “Financial Intermediary Compensation” in the Prospectus is deleted in its entirety and replaced with the following:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2.	The fifth paragraph of the section titled “The Investment Adviser” beginning on page 56 is deleted in its entirety and replaced with the following:

On October 25, 2016, the Board approved an amendment to the expense waiver agreement for certain Funds. Effective October 28, 2016, VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.39% of average daily net assets for the Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF and 0.54% of average daily net assets for the Oppenheimer Global Growth Revenue ETF. Under this agreement, VTL retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously reimbursed to the extent such fees were waived or expenses were reimbursed within three years of such reimbursement, provided such reimbursement does not cause the Fund to exceed any applicable fee waiver and expense reimbursement agreement that was in place at the time the fees were waived or expenses were reimbursed. The amount of any recoupment will not exceed any current expense cap or an expense cap that existed during the period for which expenses were recouped.

3.     The paragraph below is added to the section titled “Distributor” on page 61 of the Prospectus:

OFDI may make payments to broker-dealers and other financial intermediaries for services and expenses incurred in connection with the distribution, marketing and promotion of Fund shares, educational training programs, conferences, development of technology platforms and reporting systems, or making shares of the Funds available within platforms or to the sales force. These payments, which may be significant, will be made by OFDI, not from the assets of the Funds. Payments of the type described above are sometimes referred to as revenue-sharing or marketing payments. These payments may create conflicts of interest between the financial intermediary and its clients by incentivizing the financial intermediary to recommend the Funds. More information regarding these payments is contained in the Fund’s SAI.

The SAI is revised as follows:

1.     The sixth paragraph of the section titled “Investment Adviser” beginning on page 28 is deleted in its entirety and replaced with the following:

On October 25, 2016 the Board approved an amendment to the expense waiver agreement for certain Funds. Effective October 28, 2016, VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.39% of average daily net assets for the Oppenheimer Large Cap Revenue ETF, Oppenheimer Mid Cap Revenue ETF, Oppenheimer Small Cap Revenue ETF and Oppenheimer Ultra Dividend Revenue ETF and 0.54% of average daily net assets for the Oppenheimer Global Growth Revenue ETF through December 2, 2017. Under this agreement, VTL retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously reimbursed to the extent such fees were waived or expenses were reimbursed within three years of such reimbursement, provided such reimbursement does not cause the Fund to exceed any applicable fee waiver and expense reimbursement agreement that was in place at the time the fees were waived or expenses were reimbursed.

2.     The paragraph below is added to the section titled “Distributor” on page 32 of the SAI:

The Distributor may make payments to broker-dealers and other financial intermediaries for services, and expenses incurred, in connection with the distribution, marketing and promotion of Fund shares. These payments will be made by the Distributor, and not from the resources of the Funds. Payments may be made to financial intermediaries that (1) provide access to financial intermediaries' platform or to their sales force; (2) develop new products that feature, market or otherwise promote the Funds; (3) allow customers to buy and sell Fund shares without paying a commission or other transaction charge; and/or (4) provide data and reporting relating to sales of the Funds. Payments of the type described above are sometimes referred to as revenue-sharing or marketing payments. These payments may create conflicts of interest between the financial intermediary and its clients by incentivizing the financial intermediary to recommend the Funds. Further, OFDI may make payments to certain financial intermediaries related to educational efforts regarding exchange-traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, as well as the development of technology platforms and reporting systems.

February 15, 2017	PS0000.156